EXHIBIT 10.4


                               WVS FINANCIAL CORP.
                              AMENDED AND RESTATED
                   RECOGNITION AND RETENTION PLAN FOR OFFICERS
           AND TRUST AGREEMENT FOR OFFICERS OF WEST VIEW SAVINGS BANK

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 WVS Financial Corp. (the "Corporation") hereby amends and restates the Recognition and Retention Plan for Officers of West View Savings Bank (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this amended and restated Recognition and Retention Plan and Trust Agreement (the "Agreement"), with the amendment and restatement effective as of November 24, 2008.

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees of the Savings Bank with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Savings Bank, and other Subsidiaries and as an incentive to make such contributions in the future.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.02 "Board" means the Board of Directors of the Corporation.

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         3.03  "Change in Control"  shall mean a change in the  ownership of the
Corporation or the Savings Bank, a change in the effective control of the Corporation or the Savings Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Savings Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

         3.04 "Code" means the Internal Revenue Code of 1986, as amended.

         3.05 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.06 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation.

         3.07 "Disability" means the Recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Savings Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

         3.08 "Effective Date" means the day on which the Common Stock was initially sold by the Corporation in the Offering.

         3.09 "Employee" means any person who is employed by the Corporation, the Savings Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

         3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.11 "Offering" means the offering of Common Stock to the public pursuant to the Plan of Conversion of West View Savings Bank, which was completed in November 1993.

         3.12 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.13 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

         3.14 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

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         3.15  "Retirement"  means a  termination  of  employment  upon or after attainment of age sixty-five (65) or such earlier age as may be specified in applicable plans or policies of the Corporation or in a Recipient's Plan Share Award, provided that no Retirement may occur prior to the one-year anniversary of the date the Recipient's Plan Share Award was granted.

         3.16 "Savings Bank" means West View Savings Bank, the wholly-owned subsidiary of the Corporation.

         3.17   "Subsidiary"   means  West  View  Savings  Bank  and  any  other
subsidiaries of the Corporation or the Savings Bank which, with the consent of the Board, agree to participate in this Plan.

         3.18 "Trustee" means such firm, entity or persons nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01  Role  of the  Committee.  The  Plan  shall  be  administered  and
               -----------------------
interpreted by the Committee, which shall consist of two or more members of the Board, none of whom shall be an officer or employee of the Corporation and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board a firm, other entity or persons to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board.  The members of the  Committee  and the Trustee
              -----------------
shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall not be officers or employees of the Corporation and shall be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         4.03  Limitation on Liability.  No member of the Board or the Committee
               -----------------------
shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done

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by him in such  capacity  under or with  respect  to the Plan,  the  Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All Awards granted hereunder
              ------------------------------------
shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

         4.07 No Deferral of  Compensation  Under Section 409A of the Code.  All
              ------------------------------------------------------------
Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the date an Award shall be deemed earned pursuant to Article VII of this Plan.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 Amount and Timing of Contributions.  The Board shall determine the
              ----------------------------------
amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees shall be permitted.

         5.02  Investment  of Trust  Assets;  Number of Plan Shares.  Subject to
               ----------------------------------------------------
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 52,500 shares of Common Stock, which are issued by the Corporation in the Offering. Subsequent to consummation of the Offering, the Trust may purchase (from the Corporation and/or stockholders thereof) additional shares of Common Stock for distribution pursuant to this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01  Eligibility.  Plan Share Awards may be made to such  Employees as
               -----------
may be selected by the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Corporation and any Subsidiaries, and any other factors the Committee may deem relevant. The Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

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

         6.02  Form  of  Allocation.   As  promptly  as   practicable   after  a
               --------------------
determination is made pursuant to Section 6.01 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Employee. Such terms shall be reflected in a written agreement with the Employee. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.03 Allocations Not Required to any Specific Employee. Notwithstanding
              -------------------------------------------------
anything to the contrary in Section 6.01 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01 Earning Plan Shares; Forfeitures.
              --------------------------------

                  (a) General  Rules.  Unless the Committee  shall  specifically
                      --------------
state to the contrary at the time a Plan Share Award is granted, and subject to the terms hereof, Plan Shares subject to an Award shall be earned by a Recipient at the rate of ten percent (10%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of a Recipient is terminated prior to the tenth (10th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. No fractional shares shall be distributed pursuant to this Plan.

                  (b) Exception for  Terminations  Due to Death,  Disability and
                      ----------------------------------------------------------
Retirement.  Notwithstanding the general rule contained in Section 7.01(a),  all
----------
Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.

                  (c)  Exception  for a Change in Control.  Notwithstanding  the
                       ----------------------------------
general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control.

                  (d)  Revocation  for  Misconduct.   Notwithstanding   anything
                       ---------------------------
hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as

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

hereinafter defined). Termination of employment shall be deemed to be for cause if the Employee has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duties to the Corporation or any Subsidiary.

         7.02  Distribution of Dividends.  Any cash dividends or stock dividends
               -------------------------
declared in respect of each Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03 Distribution of Plan Shares.
              ---------------------------

                  (a) Timing of  Distributions:  General Rule. Plan Shares shall
                      ------------------------
be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to the Recipient or Beneficiary pursuant to a Plan Share Award within six months from the date on which that Plan Share Award was granted to such person.

                  (b) Form of Distributions.  All Plan Shares, together with any
                      ---------------------
Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                  (c)  Withholding.  The  Trustee  may  withhold  from  any cash
                       -----------
payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (d) Restrictions on Selling of Plan Shares.  Plan Share Awards
                      --------------------------------------
may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award has been made, the
              ---------------------
Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. Provided that

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

the Recipient informs the Trustee how the Recipient voted Plan Shares which have been earned and distributed for and against proposals to stockholders, the Trustee shall vote all Plan Shares which have not yet been earned and distributed pursuant to Section 7.03 in the same proportion for and against proposals to stockholders as the Recipient actually votes Plan Shares which have been earned and distributed pursuant to Section 7.03. If the Recipient does not provide the Trustee with such information, Plan Shares which have not yet been earned and distributed pursuant to Section 7.03 shall not be voted by the Trustee. In the event a tender offer is made for Plan Shares, the Trustee shall tender Plan Shares held by it which have not yet been earned and distributed in the same proportion in which the Recipient actually tenders Plan Shares which have been earned and distributed.

                                  ARTICLE VIII
                                      TRUST

         8.01 Trust.  The Trustee shall receive,  hold,  administer,  invest and
              -----
make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02  Management of Trust. It is the intent of this Plan and Trust that
               -------------------
the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust by the Corporation prior to the Offering may be temporarily invested in such interest-bearing account or accounts as the Trustee shall determine to be appropriate. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

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

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 Records and  Accounts.  The Trustee  shall  maintain  accurate and
              ---------------------
detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04  Expenses.  All costs and expenses  incurred in the  operation and
               --------
administration of this Plan shall be borne by the Corporation.

         8.05  Indemnification.  Subject to the  requirements of applicable laws
               ---------------
and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01  Adjustments  for Capital  Changes.  The aggregate  number of Plan
               ---------------------------------
Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common

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

Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

         9.02  Amendment and  Termination of Plan. The Board may, by resolution,
               ----------------------------------
at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. The provisions of Articles VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes. Notwithstanding any other provision of the Plan, this Plan may not be terminated prior to such time as all outstanding Plan Share Awards granted to Recipients have been earned or forfeited in accordance with the Plan.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall
              ---------------
not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 Employment Rights.  Neither the Plan nor any grant of a Plan Share
              -----------------
Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Corporation or any Subsidiary.

         9.05 Voting and Dividend Rights.  No Recipient shall have any voting or
              --------------------------
dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

         9.06 Governing Law. The Plan and Trust shall be governed by the laws of
              -------------
the Commonwealth of Pennsylvania.

         9.07 Effective  Date.  This Plan shall be effective as of the Effective
              ---------------
Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. The amendment and restatement of this Plan shall be effective as of the date set forth in Section 1.01 above.

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

         9.08 Term of Plan.  This Plan shall  remain in effect until the earlier
              ------------
of (1) ten (10) years from the Effective  Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

         9.09 Tax Status of Trust.  It is  intended  that the trust  established
              -------------------
hereby be treated as a Grantor Trust of the Corporation  under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.
            -- ---




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

         IN WITNESS WHEREOF, the Corporation has caused this amended and restated Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the Trustees of the Trust established pursuant hereto have duly and validly executed this amended and restated Agreement, all on this 24th day of November 2008.

ATTEST:                              WVS FINANCIAL CORP.



/s/ Pamela M. Gregio                 By:   /s/ David J. Bursic
--------------------------------           -------------------------------------
Pamela M. Gregio                           David J. Bursic
Secretary                                  President and Chief Executive Officer


                                      TRUSTEES:


                                     /s/ David J. Bursic
                                     -------------------------------------------
                                     David J. Bursic


                                     /s/ David L. Aeberli
                                     -------------------------------------------
                                     David L. Aeberli


                                     /s/ Margaret VonDerau
                                     -------------------------------------------
                                     Margaret VonDerau



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